GLOBAL EQUITY PORTFOLIO Institutional Class Z HLGZX	SUMMARY PROSPECTUS February 28, 2017

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2017, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Global Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Portfolio’s Institutional Class Z shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.73%
Total Annual Portfolio Operating Expenses	1.53%
Fee Waiver and/or Expense Reimbursement[2]	-0.58%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.95%

[1]“Other Expenses” have been based on estimated amounts for the current fiscal year.

[2]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 0.95% through February 28, 2018.

Example: This example is intended to help you compare the cost of investing in the Portfolio’s Institutional Class Z with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio’s Institutional Class Z shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class Z’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$97	$426	$779	$1,774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in companies based in the United States and other developed markets, as well as in emerging and frontier markets. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive, and whose shares are under-priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, currency and market capitalization. The Portfolio normally holds investments across at least 15 countries.

The Portfolio will normally invest broadly in equity securities of companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) the United States, Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of total assets will be denominated in at least three currencies, which may include the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based both inside and outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest.

Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

PRINCIPAL RISKS

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

Currency Risk: Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

Foreign Investment Risk: Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

Emerging and Frontier Market Risk: Emerging and frontier market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

Participation Notes Risk: Participation notes are issued by banks or broker-dealers or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Portfolio the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Small- and Mid-Capitalization Risk: The securities of smaller and medium-sized companies have historically exhibited more volatility with a lower degree of liquidity than larger companies.

NAV Risk: The net asset value of the Portfolio and the value of your investment will fluctuate.

PORTFOLIO PERFORMANCE

Because the Institutional Class Z shares of the Portfolio had not commenced investment operations during the most recent fiscal year, the performance information shown below is for the Institutional Class shares of the Portfolio, which are not offered in this Prospectus. Institutional Class Z shares and Institutional Class shares of the Portfolio would have substantially similar annual returns because both classes of shares invest in the same portfolio of securities, but returns will differ only to the extent that the Institutional Class Z shares have different expenses. The bar chart below shows how the Portfolio’s Institutional Class investment results have varied from year to year. The table that follows shows how the Portfolio’s Institutional Class average annual total returns compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Portfolio’s Institutional Class has performed in the past (before and after taxes) is not necessarily an indication of how the Portfolio’s Institutional Class Z will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

GLOBAL EQUITY PORTFOLIO

The best calendar quarter return during the period shown above was 15.90% in the 1st quarter of 2012; the worst was -16.23% in the 3rd quarter of 2011.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2016)
	1-YEAR	5-YEAR	SINCE INCEPTION 11/03/09
GLOBAL EQUITY PORTFOLIO - INSTITUTIONAL CLASS

Return Before Taxes	6.02%	9.93%	8.43%

Return After Taxes on Distributions[1]	5.68%	9.42%	8.01%

Return After Taxes on Distributions and Sale of Portfolio Shares[1]	3.80%	7.87%	6.75%
MSCI ALL COUNTRY WORLD (NET) INDEX (reflects no deduction for fees, expenses, or U.S. taxes)	7.86%	9.37%	7.98%

[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

MANAGEMENT

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

Peter Baughan, Ferrill Roll, Christopher Mack and Richard Schmidt serve as the portfolio managers of the Global Equity Portfolio. Mr. Baughan has held his position since February 2003, Mr. Roll has held his position since January 2001, Mr. Mack has held his position since June 2014 and Mr. Schmidt has held his position since February 2015. Messrs. Baughan and Roll are the lead portfolio managers.

PURCHASE AND SALE OF PORTFOLIO SHARES

Institutional Class Z shares are only available to certain eligible investors and the minimum initial investment is $10 million. Additional purchases may be for any amount. Please see the description of eligible investors under the section called “Shareholder Information”. You may purchase or redeem (sell) shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone or wire.

TAX CONSIDERATIONS

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Institutional Class Z shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio will not pay the intermediary for the sale of Institutional Class Z shares or any other related services. It is not anticipated that any of the Portfolio’s related companies will make such payments, but if a related company does, the payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARDING, LOEVNER FUNDS, INC.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

(877) 435-8105

www.hardingloevnerfunds.com